TCW FUNDS, INC.

Supplement Dated December 17, 2009 to the I Share Prospectus

Dated February 27, 2009 (As Amended June 23, 2009)

On page 34, under the heading “TCW Emerging Markets Income Fund—Investment Objective/Approach” the last paragraph is deleted and replaced with the following:

Penelope D. Foley, David I. Robbins and Javier Segovia are the Fund’s portfolio managers.

On pages 52-54, all information pertaining to Luz M. Padilla under the heading “Management of the Funds—Portfolio Managers,” is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years
Penelope D. Foley	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company

David I. Robbins	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company

Javier Segovia	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company

Please retain this Supplement with your Prospectus for future references.

Fund ip 121709